                               First Eagle Funds

                                   Advised by
                   Arnhold and S. Bleichroeder Advisers, LLC

                                PROSPECTUS
                                March 1, 2004

                                First Eagle
                                Global Fund

                                First Eagle
                                Overseas Fund

                                First Eagle
                                U.S. Value Fund

                                First Eagle
                                Gold Fund

                                First Eagle
                                Fund of America

              Prospectus

As with all mutual funds, these securities have
neither been approved nor disapproved by the
Securities and Exchange Commission nor has              [FIRST EAGLE FUNDS LOGO]
the SEC passed on the accuracy of this prospectus.
It is a criminal offense to claim otherwise.

Thank you for your interest in First Eagle Funds, Inc. (the 'Company'), managed by Arnhold and S. Bleichroeder Advisers, LLC ('ASB Advisers' or the 'Adviser').

Jean-Marie Eveillard and Charles de Vaulx of ASB Advisers have primary responsibility for the day-to-day management of First Eagle Global Fund ('Global Fund'), First Eagle Overseas Fund ('Overseas Fund'), First Eagle U.S. Value Fund ('U.S. Value Fund') and First Eagle Gold Fund ('Gold Fund') (each, a 'Fund'). Harold Levy and David Cohen of Iridian Asset Management LLC, a subadviser retained by ASB Advisers, have primary responsibility for the day-to-day management of First Eagle Fund of America (also a 'Fund'). This prospectus contains information about each of the Funds. We encourage you to read it carefully and keep it for future reference.

Investment Objective of the Funds

FIRST EAGLE GLOBAL FUND seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. More specifically, to achieve its objective, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.

FIRST EAGLE OVERSEAS FUND (closed to new accounts) seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The Overseas Fund invests primarily in companies traded in mature markets and may invest in emerging markets.

FIRST EAGLE U.S. VALUE FUND seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities (at least 65% in equity securities).

FIRST EAGLE GOLD FUND seeks growth of capital in the context of investing primarily in gold and/or securities directly related to gold or of companies engaged in mining, processing, dealing in or holding gold, both in the United States and in foreign countries.

FIRST EAGLE FUND OF AMERICA seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally, at least 80% of the Fund's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities.

Table of Contents

                                                   PAGE
The Funds....................................        2
        Investment Objective and Principal
          Investment Strategies..............        2
        Defensive Investment Strategies......        6
        Principal Investment Risks...........        6
        The Funds' Performance...............       10
        Fees and Expenses....................       19
Our Management Team..........................       25
        The Adviser..........................       25
        The Subadviser.......................       26
        Distribution and Shareholder Services
          Expenses...........................       27
About Your Investment........................       29
        How to Purchase Shares...............       29
        Anti-Money Laundering Compliance.....       30
        How Fund Share Prices Are
          Calculated.........................       31
        Purchases Through Dealers............       32
        Public Offering Price of Class A
          Shares.............................       32
        Purchasing Level-Load Class C
          Shares.............................       38
        Bookshare Account Plan...............       40
        Where to Send Your Application.......       40
        Minimum Account Size.................       41
        Automatic Investment Program.........       41
Once You Become a Shareholder................       41
        Exchanging Your Shares...............       42
        Redemption of Shares.................       44
        Retirement Plans.....................       48
Information on Dividends, Distributions and
  Taxes......................................       49
Privacy Notice for Individual Shareholders...       50
How to Reach First Eagle Funds...............       52
Financial Highlights.........................       53
Useful Shareholder Information...............  (Back Cover)

                                   THE FUNDS

                            INVESTMENT OBJECTIVE AND
                        PRINCIPAL INVESTMENT STRATEGIES

First Eagle Global Fund

The investment objective of the Global Fund is long-term growth of capital through investments in a range of asset classes from markets in the United States and around the world. To achieve its objective, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. To a lesser extent, the Global Fund reserves the right to invest a portion of its assets in fixed-income securities (including lower-rated securities) of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by the Adviser for short-term investment purposes, the Global Fund may hold a portion of its assets in short-term debt instruments including commercial paper and certificates of deposit.

First Eagle Overseas Fund (closed to new accounts)

The investment objective of the Overseas Fund is long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. To achieve its objective, the Overseas Fund invests primarily in companies traded in mature markets (for example, Japan, Germany and France) and may invest in emerging markets (for example, Brazil and Thailand). The Overseas Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the Overseas Fund may invest in companies that do not have all of these characteristics.

The equity securities in which the Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The Overseas Fund may also invest up to 20% of its total assets in debt securities, and there are no restrictions as to the rating of these securities. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets, taken at market value, in foreign securities. The Overseas Fund may invest in 'structured securities' in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index, and may also invest in precious metals (such as gold bullion) or, subject to certain regulatory limitations, purchase or sell contracts for their future delivery ('futures contracts').

First Eagle U.S. Value Fund

The investment objective of the U.S. Value Fund is long-term growth of capital through investment, under normal market conditions, of at least 80% of its assets in domestic equity and debt securities (at least 65% in equity securities). The U.S. Value Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the U.S. Value Fund may invest in companies that do not have all of these characteristics.

The equity securities in which the U.S. Value Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The U.S. Value Fund may also invest up to 35% of its total assets in debt securities and may invest to a limited extent in securities of non-U.S. issuers. There are no restrictions as to the rating of debt securities that the Fund may acquire.

Investment Philosophy of Global Fund, Overseas Fund and U.S. Value Fund. The investment philosophy and strategy of the Global Fund, Overseas Fund and U.S. Value Fund can be broadly characterized as a 'value' approach, in that each of the Funds loosely follows the teachings of Mr. Benjamin Graham, who is known as the founder of the 'value' school of investing. In particular, attention is paid to the ideas of 'intrinsic value,' which the Adviser defines as what a rational investor would pay in cash for 100% of the company, and of 'margin of safety.' A stock is deemed attractive if there is a perceived positive difference between its 'intrinsic value' and the price of the stock in the market since such difference provides the 'margin of safety.' Stocks deemed attractive under this analysis will typically be identified for acquisition or retention by the Funds, while stocks deemed unattractive under this analysis will typically be disposed of by the Funds.

First Eagle Gold Fund

The investment objective of the Gold Fund is growth of capital in the context of investing primarily in gold and/or securities directly related to gold or of companies engaged in mining, processing, dealing in or holding gold, both in the United States and in foreign countries.

An investment in the Gold Fund is not intended to be a complete investment program. However, many investors believe that, historically, a limited exposure to investments in gold or gold-related instruments may provide some offset against the market impact of political and economic disruptions, as well as relieve inflationary or deflationary pressures.

Under normal circumstances, at least 80% of the value of the Gold Fund's total assets will be invested in gold and/or securities (which may include both equity and, to a limited extent, debt securities) directly related to gold or of issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines. (The Adviser considers a company as being 'principally engaged' in the gold industry if, in the opinion of the Adviser, the company's assets or revenues are significantly related to or derived from activities or investments in that industry.) Because of the Gold Fund's policy of investing primarily in gold, securities directly related to gold and/or of companies engaged in gold mining, processing, dealing in or holding gold, a substantial part of the Gold Fund's assets will generally be invested in securities of companies domiciled or operating in one or more foreign countries, including emerging markets. Up to 20% of the Gold Fund's assets may be invested in equity and, to a limited extent, debt securities unrelated to gold or the gold industry where the Adviser believes such securities are consistent with the Gold Fund's investment objective.

The Gold Fund may invest up to 20% of its total assets in debt securities, and there are no restrictions as to the rating of these securities. The Gold Fund may invest in 'structured securities' in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index. The Gold Fund may also invest directly in precious metals (such as gold bullion) or, subject to certain regulatory limitations, purchase or sell contracts for their future delivery ('futures contracts').

First Eagle Fund of America

The investment objective of the First Eagle Fund of America is capital appreciation. To achieve its objective, the Fund seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally, at least 80% of the Fund's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

Investment Philosophy of First Eagle Fund of America. Investing in stocks is actually owning part of a business. The Adviser uses this principle of ownership to guide the selection of stocks for the Fund.

The Adviser uses a bottom-up, event-driven approach to choose stocks that it believes are undervalued and should perform well. The approach looks at companies from the perspective of total enterprise value, as if buying the whole company. In a bottom-up approach, companies and securities are researched and chosen individually. In an event-driven approach, the Adviser looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price.

The Adviser invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. The Adviser makes investment decisions for the Fund without regard to the capitalization (size) of the companies in which it invests and, although the Fund invests primarily in large and medium-size companies, may invest in companies of any size, including smaller companies. By careful selection, the Adviser believes that the Fund may have less exposure to loss.

Changes in Investment Objective. Although no change is anticipated, the investment objective of each Fund (other than the Global Fund) can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective. The investment objective of the Global Fund may not be changed without shareholder approval.

                        Defensive Investment Strategies

The Funds may engage in currency exchange transactions to hedge against losses in the U.S. dollar value of their portfolio securities resulting from possible variations in exchange rates and not for speculation. A currency exchange may be conducted on a spot (i.e., cash) basis or through a forward currency exchange contract ('forward contract'). Although forward contracts may be used to protect the Funds from adverse currency movements, the use of such hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in the Funds' favor.

The Funds have the flexibility to respond promptly to changes in market and economic conditions. Pursuant to a defensive strategy, the Funds may temporarily hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers (U.S. issuers only in the case of the U.S. Value Fund). In such a case, the Funds may not be able to pursue, and may not achieve their investment objectives. It is impossible to predict whether, when or for how long the Funds will employ defensive strategies.

                           PRINCIPAL INVESTMENT RISKS

Market Risk

In general, the share price of each of the Funds fluctuates in reaction to stock market movements. This means that the shares of each of the Funds can fall in value.

Small and Medium Size Companies Risks

Each Fund may invest in smaller and medium size companies, which historically have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Company considers small companies to be companies with market capitalizations of less than $1 billion and medium size companies to have market capitalizations of less than $10 billion.

Foreign Investments Risks -- Global Fund, Overseas Fund and Gold Fund

Each of the Global Fund, Overseas Fund and Gold Fund invests significantly in foreign securities. Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations will also affect the net asset value of a Fund irrespective of the performance of the underlying investments in foreign issuers. Typically, there is less publicly available information about a foreign company and foreign companies may be subject to less stringent reserve, accounting and reporting requirements. Many foreign stock markets are not as large nor as liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies.

These risks may be more pronounced with respect to investments in emerging markets.

Debt Securities Risks -- Global Fund, Overseas Fund, U.S. Value Fund and Gold
Fund

Securities with the lowest investment grade ratings are considered to have speculative characteristics. Debt securities that are unrated are considered by the Adviser to be equivalent to below investment grade (often referred to as 'junk bonds'). On balance, debt securities that are below investment grade are considered predominately speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. The price of an investment in debt securities generally falls in value when interest rates rise.

Gold Risks -- Global Fund, Overseas Fund and Gold Fund

The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. The Global Fund and Overseas Fund may also invest in assets of this nature. Each is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of a Fund's investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Although the risks related to investing in gold and other precious metals directly (as the Overseas Fund and Gold Fund are authorized to do) are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction (i.e., brokerage) costs that may be higher than those involving securities. Moreover, holding gold results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. Investing in futures contracts and similar 'derivative' instruments related to precious metals also carries additional risks, in that these types of instruments (i) are often more volatile than direct investments in the commodity underlying them, because they commonly involve significant 'built in' leverage, and (ii) are subject to the risk of default by the counterparty to the contract. Although the Funds have contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

If the Adviser concludes that a bull market in gold-related securities is not likely to continue, the Adviser expects that it may recommend to the Company's Board of Directors that the Company seek the vote of the Gold Fund's shareholders to liquidate the Gold Fund. The decision to recommend liquidation will not, however, affect the right of the Gold Fund's shareholders to redeem their shares or to exchange their shares for shares of any other Fund without payment of any additional sales charge.

Non-Diversification Risk -- First Eagle Fund of America

The First Eagle Fund of America is a non-diversified mutual fund. As such, an investment in the Fund may expose your money to greater risks than if you invest in a diversified fund. Because the Fund may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on its share price.

Event-Driven Style Risk -- First Eagle Fund of America

The event-driven investment style used by the First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

                             THE FUNDS' PERFORMANCE

Many factors affect an investment fund's performance. The following information provides some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns over the periods indicated compare to those of a broad measure of market performance. As with all mutual funds, past performance (before and after tax) is not an indication of future performance.

First Eagle Global Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart

                       First Eagle Global Fund -- Class A


                                  [PERFORMANCE GRAPH]


      (Numbers are in percentages)
'94             2.52
'95            15.24
'96            13.64
'97             8.54
'98            (0.26)
'99            19.56
'00             9.72
'01            10.21
'02            10.23
'03            37.64


For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Global Fund.

Best Quarter      15.72%  Second Quarter 2003
Worst Quarter    (10.98)% Third Quarter 1998

Investment performance for the last quarter of 2003 was 12.05%.

The following table illustrates how the Global Fund's average annual return for different calendar periods compares to the return of the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a widely followed unmanaged group of stocks from 23 international markets. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2003(1)

--------------------------------------------------------------------------------
                                                 10      Life of      Life of
                            1 Year   5 Years   Years    Class C(3)    Class I(3)
--------------------------------------------------------------------------------
First Eagle Global Fund
   Class A Shares(2)
      Return Before
        Taxes.............  30.76%    16.12%   11.87%
      Return After Taxes
        on Distributions..  29.32%    13.18%    8.94%
      Return After Taxes
        on Distributions
        and Sale of Fund
        Shares............  20.56%    12.22%    8.47%
   Class C Shares
      Return Before
        Taxes.............  35.32%     N/A      N/A       17.36%
   Class I Shares
      Return Before
        Taxes.............  38.03%    17.26%    N/A                     14.91%
   MSCI World Index
    (reflects no deduction
    for fees, expenses or
    taxes)................  33.11%    (0.77)%   7.14%     (6.56)%        0.50%

--------------------------------------------------------------------------------
(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.
(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Inception of Class C shares on June 5, 2000. Inception of Class I shares on July 31, 1998.

First Eagle Overseas Fund (closed to new accounts)

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart

                      First Eagle Overseas Fund -- Class A


                                  [PERFORMANCE GRAPH]


      (Numbers are in percentages)
'94             7.79
'95            11.79
'96            14.53
'97             3.02
'98             2.53
'99            33.19
'00             5.68
'01             5.35
'02            12.53
'03            41.41

For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Overseas Fund.

Best Quarter      16.65%  Second Quarter 2003

Worst Quarter    (13.82)% Third Quarter 1998

Investment performance for the last quarter of 2003 was 11.68%.

The following table illustrates how the Overseas Fund's average annual return for different calendar periods compares to the return of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1,100 companies from 20 countries. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2003(1)

---------------------------------------------------------------------------------
                                                             Life of     Life of
                           1 Year    5 Years   10 Years     Class C(3)  Class I(3)
---------------------------------------------------------------------------------
First Eagle Overseas Fund
   Class A Shares(2)
      Return Before
        Taxes...........   34.34%       17.83%   12.72%
      Return After Taxes
        on Distributions.  32.94%       15.23%   10.01%
      Return After Taxes
        on Distributions
        and Sale of Fund
        Shares..........   22.48%       14.01%    9.41%
   Class C Shares
      Return Before
        Taxes...........   39.07%         N/A       N/A       16.51 %
   Class I Shares
      Return Before
        Taxes...........   41.84%       18.95%      N/A                  15.80%
   MSCI EAFE Index
    (reflects no
    deduction for fees,
    expenses or taxes)..   38.59%       (0.05)%    4.47%      (5.72)%     0.40%

--------------------------------------------------------------------------------
(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.

(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) Inception of Class C shares on June 5, 2000. Inception of Class I shares on July 31, 1998.

First Eagle U.S. Value Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart

                     First Eagle U.S. Value Fund -- Class A


                                  [PERFORMANCE GRAPH]


      (Numbers are in percentages)
'02            (2.58)
'03            29.92


For the periods presented in the bar chart above, here is some additional return information for Class A shares of the U.S. Value Fund.

Best Quarter      15.20%  Second Quarter 2003

Worst Quarter     (9.57)% Third Quarter 2002

Investment performance for the last quarter of 2003 was 11.59%.

The following table illustrates how the U.S. Value Fund's average annual return for different calendar periods compares to the return of the Russell 2000 Index. The Russell 2000 Index is a widely followed unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2003(1)


--------------------------------------------------------------------------------
                                                                 Life of
                                                      1 Year     Fund(3)
--------------------------------------------------------------------------------
First Eagle U.S. Value Fund
   Class A Shares(2)
      Return Before Taxes..........................   23.28%      13.90%
      Return After Taxes on Distributions..........   21.51%      12.38%
      Return After Taxes on Distributions and Sale
        of Fund Shares.............................   15.36%      11.04%
   Class C Shares
      Return Before Taxes..........................   27.72%      15.68%
   Class I Shares
      Return Before Taxes..........................   30.18%      16.80%
   Russell 2000 Index (reflects no deduction for
    fees, expenses or taxes).......................   47.25%       9.33%

--------------------------------------------------------------------------------
(1) This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.

(2) After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) Inception on September 4, 2001.

First Eagle Gold Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be less.

                        Calendar Year Total Return Chart

                        First Eagle Gold Fund -- Class A


                                  [PERFORMANCE GRAPH]


      (Numbers are in percentages)
'94            (0.84)
'95             1.28
'96             0.89
'97           (29.79)
'98           (18.44)
'99             8.09
'00           (17.91)
'01            37.31
'02           106.97
'03            39.43

For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Gold Fund.

Best Quarter      50.40%  First Quarter 2002

Worst Quarter    (22.44)% Fourth Quarter 1997

Investment performance for the last quarter of 2003 was 19.26%.

The following illustrates how the Gold Fund's average annual return for different calendar periods compares to the return of the Morgan Stanley Capital International (MSCI) World Index and the Financial Times Gold Mines Index. The MSCI World Index is a widely followed group of unmanaged stocks from 23 international markets. The Financial Times Gold Mines Index is an unmanaged index comprised of 32 gold mining companies. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     AVERAGE ANNUAL TOTAL RETURN COMPARISON
                            AS OF DECEMBER 31, 2003


--------------------------------------------------------------------------------
                                              1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
First Eagle Gold Fund
   Class A Shares(1)
    Return Before Taxes.....................  32.46%    27.61%      6.98%
    Return After Taxes on Distributions.....  31.01%    26.13%      5.65%
    Return After Taxes on Distributions and
      Sale of Fund Shares...................  21.09%    23.57%      5.09%
   Class C Shares
    Return Before Taxes(2)..................   N/A      N/A          N/A
   Class I Shares
    Return Before Taxes(2)..................   N/A      N/A          N/A
   MSCI World Index (reflects no deduction
    for fees, expenses or taxes)............  33.11%    (0.77)%     7.14%
   FT Gold Mines Index (reflects no
    deduction for fees, expenses or
    taxes)..................................  42.80%    14.32%     (1.97)%

--------------------------------------------------------------------------------
(1) After-tax returns are shown for Class A shares only and will vary for Class C and Class I shares. After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Class C and Class I inception on May 15, 2003. Class C and Class I are newly formed classes of shares; therefore, as of the date hereof, no data relating to annual returns exist with respect to these shares.

First Eagle Fund of America

The performance information depicted below for periods prior to December 31, 2002 was attained by the Fund in its prior format as a series of First Eagle Funds trust. The Fund is managed in the same manner, by the same investment personnel and subject to the same investment policies as when it was a series of the trust.

The following bar chart assumes reinvestment of dividends and distributions.

                       Calendar Year Total Returns Chart

                     First Eagle Fund of America -- Class Y


                                  [PERFORMANCE GRAPH]


      (Numbers are in percentages)
'94            (2.60)
'95            36.40
'96            29.34
'97            29.46
'98            20.99
'99            12.09
'00             0.34
'01             8.25
'02            (7.23)
'03            22.21

For the periods presented in the bar chart above, here is some additional return information.

Best Quarter      16.82%  Fourth Quarter 1998

Worst Quarter    (13.48)% Third Quarter 1998

Investment performance for the last quarter of 2003 was 10.16%.

The following table illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the index focuses on larger companies, it is also considered a proxy for the total market. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

                     Average Annual Total Return Comparison
                           as of December 31, 2003(1)

----------------------------------------------------------------------------------
                                                   10      Life of      Life of
                              1 Year   5 Years   Years     Class C(3)   Class A(3)
----------------------------------------------------------------------------------
First Eagle Fund of America
   Class Y Shares(2)
      Return Before Taxes...   22.21%     6.66%   14.02%
      Return After Taxes on
        Distributions.......   21.86%     5.81%   10.83%
      Return After Taxes on
        Distributions and
        Sale of Fund
        Shares..............   14.90%     5.45%   10.31%
   Class C Shares
      Return Before Taxes...   20.24%     5.88%   N/A         6.79%
   Class A Shares
      Return Before Taxes...   15.98%     5.41%   N/A                      6.33%
   Standard & Poor's 500
    Stock Index (reflects no
    deduction for fees,
    expenses or taxes)......   28.68%    (0.57)%  11.07%      2.48%        0.54%

--------------------------------------------------------------------------------
(1) After-tax returns presented only for no-load Class Y shares. After-tax returns for Class C shares and Class A shares will vary.

(2) After-tax returns are calculated using the highest individual federal income tax rate for each year in the presentation (currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Your actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Inception of Class C shares on March 2, 1998. Inception of Class A shares on November 20, 1998.

                               FEES AND EXPENSES

The following information describes the fees and expenses you may pay if you buy and hold shares of each Fund. Shareholder fees are paid directly from your investment. Operating expenses are paid from the Fund's assets and are therefore incurred by shareholders indirectly.

First Eagle Global Fund's Fees and Expenses

--------------------------------------------------------------------------------
                                                 Class A   Class C   Class I
--------------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as
    a percentage of public offering price).....   5.00%    None      None
   Maximum Deferred Sales Charge (Load) as a
    percentage of the lesser of your purchase
    or redemption price........................  None       1.00%    None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 90 days of purchase).......   2.00%     2.00%     2.00%

   Annual Operating Expenses
   Management Fees.............................   0.75%     0.75%     0.75%
   Distribution (12b-1)/Service Fees...........   0.25%     1.00%    None
   Other Expenses**............................   0.32%     0.32%     0.31%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses.............   1.32%     2.07%     1.06%
--------------------------------------------------------------------------------

 * Redemption proceeds sent by bank wire are subject to a $7.50 fee.

** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2003. The largest of these expenses were fees paid and costs reimbursed to parties providing transfer agency services to the Fund, including brokers and other persons providing such services as sub-transfer agents in connection with maintaining omnibus and other 'street name' shareholder accounts with the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
   Class A shares......................   $628     $897     $1,187     $2,011
   Class C shares......................   $310     $649     $1,114     $2,400
   Class I shares......................   $108     $337     $  585     $1,294
--------------------------------------------------------------------------------

Since only Class C shares of the Global Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

--------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
   Class C shares......................   $210     $649     $1,114     $2,400
--------------------------------------------------------------------------------

First Eagle Overseas Fund's Fees and Expenses
(closed to new accounts)

--------------------------------------------------------------------------------
                                             Class A      Class C   Class I
--------------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases
    (as a percentage of public offering
    price).................................   5.00%         None      None
   Maximum Deferred Sales Charge (Load) as
    a percentage of the lesser of your
    purchase or redemption price...........    None        1.00%      None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the
    amount redeemed within 90 days of
    purchase)..............................   2.00%        2.00%     2.00%
   Annual Operating Expenses
   Management Fees.........................   0.75%        0.75%     0.75%
   Distribution (12b-1)/Service Fees.......   0.25%        1.00%      None
   Other Expenses**........................   0.31%        0.30%     0.30%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses.........   1.31%        2.05%     1.05%
--------------------------------------------------------------------------------

 * Redemption proceeds sent by bank wire are subject to a $7.50 fee.

** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2003. The largest of these expenses were fees paid and costs reimbursed to parties providing transfer agency services to the Fund, including brokers and other persons providing such services as sub-transfer agents in connection with maintaining omnibus and other 'street name' shareholder accounts with the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                     1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
   Class A shares..................   $627     $894     $1,182     $2,000
   Class C shares..................   $308     $643     $1,103     $2,379
   Class I shares..................   $107     $334     $  579     $1,283
--------------------------------------------------------------------------------

Since only Class C shares of the Overseas Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

--------------------------------------------------------------------------------
                                     1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
   Class C shares..................   $208     $643     $1,103     $2,379
--------------------------------------------------------------------------------

First Eagle U.S. Value Fund's Fees and Expenses

--------------------------------------------------------------------------------
                                              Class A   Class C   Class I
--------------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases
    (as a percentage of public offering
    price)..................................   5.00%    None      None
   Maximum Deferred Sales Charge (Load) as a
    percentage of the lesser of your
    purchase or redemption price............  None       1.00%    None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the
    amount redeemed within 90 days of
    purchase)...............................   2.00%     2.00%     2.00%
   Annual Operating Expenses
   Management Fees..........................   0.75%     0.75%     0.75%
   Distribution (12b-1)/Service Fees........   0.25%     1.00%    None
   Other Expenses**.........................   0.51%     0.51%     0.51%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses..........   1.51%     2.26%     1.26%
--------------------------------------------------------------------------------

 * Redemption proceeds sent by wire are subject to a $7.50 fee.

 ** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2003. The largest of these expenses were fees paid and costs reimbursed to parties providing transfer agency services to the Fund, including brokers and other persons providing such services as sub-transfer agents in connection with maintaining omnibus and other 'street name' shareholder accounts with the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                                              5        10
                                         1 Year   3 Years   Years    Years
--------------------------------------------------------------------------------
   Class A shares......................   $646     $953     $1,283   $2,211
   Class C shares......................   $329     $706     $1,210   $2,595
   Class I shares......................   $128     $400     $  692   $1,523
--------------------------------------------------------------------------------

Since only Class C shares of the U.S. Value Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the U.S. Value Fund at the end of the following periods:

--------------------------------------------------------------------------------
                                                              5        10
                                         1 Year   3 Years   Years    Years
--------------------------------------------------------------------------------
   Class C shares......................   $229     $706     $1,210   $2,595
--------------------------------------------------------------------------------

First Eagle Gold Fund's Fees and Expenses

--------------------------------------------------------------------------------
                                                 Class A   Class C   Class I
--------------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (Load) on Purchases (as
    a percentage of public offering price).....   5.00%     None      None
   Maximum Deferred Sales Charge (Load) as a
    percentage of the lesser of your purchase
    or redemption price........................   None      1.00%     None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 90 days of purchase).......   2.00%     2.00%     2.00%
   Annual Operating Expenses
   Management Fees.............................   0.75%     0.75%     0.75%
   Distribution (12b-1)/Service Fees...........   0.25%     1.00%     None
   Other Expenses**............................   0.49%     0.44%     0.48%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses.............   1.49%     2.19%     1.23%
--------------------------------------------------------------------------------

 * Redemption proceeds sent by wire are subject to a $7.50 fee.

 ** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2003. The largest of these expenses were fees paid and costs reimbursed to parties providing transfer agency services to the Fund, including brokers and other persons providing such services as sub-transfer agents in connection with maintaining omnibus and other 'street name' shareholder accounts with the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
   Class A shares......................   $644     $947     $1,273     $2,191
   Class C shares......................   $322     $685     $1,175     $2,524
   Class I shares......................   $125     $390     $  676     $1,489
--------------------------------------------------------------------------------

Since only Class C shares of the Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

--------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
   Class C shares......................   $222     $685     $1,175     $2,524
--------------------------------------------------------------------------------

First Eagle Fund of America's Fees and Expenses

--------------------------------------------------------------------------------
                                                 Class A   Class C   Class Y
--------------------------------------------------------------------------------
   Shareholder Fees
   Maximum Sales Charge (load) on purchases as
    a percentage of offering price.............   5.00%      None      None
   Maximum Deferred Sales Charge (load) on
    purchases as a percentage of the lesser of
    your purchase or redemption price..........    None     1.00%      None
   Redemption Fee* (as a percentage of the
    lesser of your purchase price or the amount
    redeemed within 90 days of purchase).......   2.00%     2.00%     2.00%
   Annual Operating Expenses
   Management Fees.............................   1.00%     1.00%     1.00%
   Distribution (12b-1)/Service Fees...........   0.50%     1.00%     0.25%
   Other Expenses**............................   0.25%     0.25%     0.25%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses.............   1.75%     2.25%     1.50%
--------------------------------------------------------------------------------

 * Redemption proceeds sent by bank wire are subject to a $7.50 fee.

** Other expenses are allocated on a pro rata basis in relationship to the relative net assets of each share class of the Fund. Other expenses reflect the actual expenses experienced during the fiscal year ended October 31, 2003. The largest of these expenses were fees paid and costs reimbursed to parties providing transfer agency services to the Fund, including brokers and other persons providing such services as sub-transfer agents in connection with maintaining omnibus and other 'street name' shareholder accounts with the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and that operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                        1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
   Class A shares.....................   $669    $1,024    $1,401     $2,459
   Class C shares.....................   $328    $  703    $1,205     $2,585
   Class Y shares.....................   $153    $  474    $  818     $1,791
--------------------------------------------------------------------------------

Since only Class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares at the end of the following periods:

--------------------------------------------------------------------------------
                                         1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
   Class C shares......................   $228     $703     $1,205     $2,585
--------------------------------------------------------------------------------

                              OUR MANAGEMENT TEAM

The Adviser

The Adviser of the Company is Arnhold and S. Bleichroeder Advisers, LLC, a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ('ASB Holdings'). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and S. Bleichroeder founded in Berlin in 1803. The Adviser offers a variety of investment management services. In addition to the Funds, its clients include corporations, foundations, major retirement plans and high net worth individuals. As of January 2004, the Adviser had more than $15 billion under management.

Jean-Marie Eveillard, Co-President of the Company, and Charles de Vaulx, Senior Vice President of the Company, are primarily responsible for the day-to-day management of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund.
Mr. Eveillard has acted in such capacity since the inception of each of the Overseas Fund, the U.S. Value Fund and the Gold Fund and, with respect to the Global Fund, since 1979. Mr. Eveillard is an officer of the Adviser and was formerly a Director and President or Executive Vice President of Societe Generale Asset Management Corp. ('SGAM Corp.') since 1990. Mr. de Vaulx is an officer of the Adviser and was formerly associated with SGAM Corp. since 1987. Mr. de Vaulx has been a Co-Portfolio Manager of the Global Fund, the Overseas Fund and the Gold Fund since December 31, 1999 and the U.S. Value Fund since its inception.

The personnel responsible for the day-to-day management of the First Eagle Fund of America are described below under 'The Subadviser.'

The Adviser is responsible for the management of each of the Funds' portfolios and either directly reviews their holdings in the light of its own research analysis and those of other relevant sources or, in the case of the First Eagle Fund of America, oversees and supervises the investment management services provided by the Subadviser. In return for its investment management services, the Funds pay the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Global Fund...........  0.75%
Overseas Fund.........  0.75%
U.S. Value Fund.......  0.75%
Gold Fund.............  0.75%
First Eagle Fund of
 America..............  1.00%

The Adviser also performs certain administrative and accounting services on behalf of the Funds, and, in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the value of a Fund's average daily net assets.

The Subadviser

Pursuant to a subadvisory agreement ('Subadvisory Agreement') with the Adviser, Iridian Asset Management LLC ('Iridian' or the 'Subadviser') manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880, is a majority-owned subsidiary of BIAM (US), Inc., a wholly owned U.S. subsidiary of The Governor and Company of The Bank of Ireland. Harold J. Levy is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of the Fund in its prior format as a series of the First Eagle Funds trust since its inception in April 1987. David L. Cohen is a portfolio manager of the Fund and, as an employee of ASB Advisers, was a portfolio manager of the Fund in its prior format as a series of the First Eagle Funds trust since 1989. Messrs. Levy and Cohen are minority owners of Iridian, which they formed in November 1995. Prior to the Subadvisory Agreement, Messrs. Levy and Cohen were also employed by ASB Advisers since 1985 and 1989, respectively.

The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and, on the day following the second anniversary of the Subadvisory Agreement, will be further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

Distribution and Shareholder Services Expenses

The shares of each of the Funds are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by First Eagle Funds Distributors, a division of ASB Securities LLC ('First Eagle Distributors' or the 'Distributor'), the Funds' principal underwriter. Like ASB Advisers, ASB Securities LLC is a wholly owned subsidiary of ASB Holdings. Class A shares of each of the Funds are subject to the front-end sales charges described under 'About Your Investment -- Public Offering Price of Class A Shares.'

Each of the Funds has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 (the 'Plans') under the Investment Company Act of 1940. Under the Plans, each Fund pays First Eagle Distributors distribution related fees at an annual rate of 0.25% of the average daily net asset value of the Fund attributable to its Class A shares (0.50% in the case of the First Eagle Fund of America), distribution related fees as well as service fees at a combined annual rate of 1.00% of the average daily net asset value of the Fund attributable to its Class C shares, and in the case of the First Eagle Fund of America, distribution related fees at an annual rate of 0.25% of the average daily net asset value of the Fund attributable to its Class Y shares. First Eagle Distributors has agreed, subject to its right to unilaterally require payments monthly, to accept the payments involved (whether distribution related or service fees) on a quarterly basis other than in certain exceptional cases. First Eagle Distributors is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares, the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. However, First Eagle Distributors will not pay dealers 12b-1, distribution related and service fees for any quarter in which they have less than $50,000 in Fund accounts. First Eagle Distributors bears distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by First Eagle Distributors in any fiscal year of a Fund that are not reimbursed from payments under the Plans accrued in such fiscal year, will not be carried over for payment under the Plans in any subsequent year. Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund do not participate in the Plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of an investment in the Funds and may ultimately cost more than paying other types of sales charges.

Certain broker-dealers hold their accounts in 'street name' and perform the services normally handled by DST Systems, Inc. ('DST'), the Funds' transfer agent -- e.g., client statements, tax reporting, order-processing and client relations. As a result, they charge the Funds for these services. Sub-transfer agency fees paid by the Funds are in aggregate not more than what otherwise would have been paid to DST for the same services. Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three. These fees are directly attributable to First Eagle Funds shareholders of the broker-dealer. (Although the payments cover services received, the Company and/or the Distributor may be required to obtain and pay for such services as a condition of distribution, and as noted, they may in part be calculated by reference to assets raised or maintained.)

Any portion of the sub-transfer agency fees that exceed the costs of similar services provided by DST, or any other payment requirement of broker-dealers, is paid by the Distributor out of its own resources. The Distributor also pays from its own resources for travel and similar expenses incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund's investment adviser, as well as for costs of organizing and holding such meetings. The Company and/or the Distributor also may be requested to, and/or make, payments to or on behalf of brokers or their representatives for other types of events.

                             ABOUT YOUR INVESTMENT

Investing well requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy that will best meet your financial goals over the longer term.

How to Purchase Shares

The minimum initial and subsequent investment amounts generally required for each Fund and each class of shares within a Fund are listed in the table below:

--------------------------------------------------------------------------------
              Minimum Investments                   Initial*     Subsequent
--------------------------------------------------------------------------------
   Global Fund Class A..........................  $2,500            $100
   Global Fund Class C..........................  $2,500            $100
   Global Fund Class I..........................  $1 million***     $100
   Overseas Fund Class A**......................  $2,500            $100
   Overseas Fund Class C**......................  $2,500            $100
   Overseas Fund Class I**......................  $1 million***     $100
   U.S. Value Fund Class A......................  $2,500            $100
   U.S. Value Fund Class C......................  $2,500            $100
   U.S. Value Fund Class I......................  $1 million***     $100
   Gold Fund Class A............................  $2,500            $100
   Gold Fund Class C............................  $2,500            $100
   Gold Fund Class I............................  $1 million***     $100
   First Eagle Fund of America Class A..........  $2,500            $100
   First Eagle Fund of America Class C..........  $2,500            $100
   First Eagle Fund of America Class Y..........  $2,500            $100
--------------------------------------------------------------------------------

 * Minimum initial investments with respect to purchases of Class A, Class C and Class Y shares by an individual retirement account are $1,000 (instead of $2,500 as is otherwise required).

 ** The Overseas Fund is currently closed to new investors. Subject to limited exceptions for participants in certain employee benefit plans, no new accounts in the Fund will be opened by way of share exchange or purchase unless and until the Board of Directors determines to reopen the Fund.

*** The current aggregate net asset value of a shareholder's accounts in any of the Funds may qualify for purposes of meeting the initial minimum investment amount for Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund or the Gold Fund. The minimum may be waived for Class I shares for sponsors of 401(k) Plans and wrap fee programs if approved by First Eagle Distributors, the Fund's principal underwriter.

The Automatic Investment Program and Automatic Exchange Program each requires a minimum initial investment of $100 per Fund. 'Starter' checks and third-party checks will not be accepted for purposes of purchasing shares, although third-party checks may be accepted in connection with individual retirement account roll-overs. Third-party transactions, except those for the benefit of custodial accounts or participants in employee benefit plans, are not permitted. The Company reserves the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Company employees and directors and employees and officers of the Adviser and its affiliates. A Fund's shares may be purchased through authorized dealers or through First Eagle Distributors, the Funds' principal underwriter. A completed and signed application is required to open an initial account with the Funds. If there is no application accompanying this Prospectus, please call (800) 334-2143 to obtain one.

The Distributor reserves the right to limit the purchase of a Fund's shares when it is in the best interest of the Fund.

The Company and the Distributor each reserves the right to refuse any order for purchase of shares and to cancel any purchase (for example, due to nonpayment or with respect to 'market timing' investors or investors identified as money-laundering risks). Share purchases are not binding on the Company or the Distributor until they are confirmed by the Funds' transfer agent, DST Systems, Inc. ('DST') as paid. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks. No cash or cash equivalents (such as travelers' checks, cashiers' checks, bankers' 'official checks' or money orders) will be accepted. As a condition of this offering, if an investor's purchase is canceled due to nonpayment or because his or her check or Automated Clearing House ('ACH') transfer does not clear, the investor will be responsible for any loss a Fund may incur as a result thereof.

Anti-Money Laundering Compliance

The Company and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Company or the Distributor may request additional information from you to verify your identity and source of funds. If the Company or the Distributor deems the information submitted does not provide for adequate identity verification, it reserves the right to reject the establishment of your account or may close the account at the then-current net asset value. If at any time the Company believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, they may choose not to establish a new account or may be required to 'freeze' a shareholder's account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Company or the Distributor to inform the shareholder that it has taken the actions described above.

How Fund Share Prices are Calculated

Net asset value for each share class of each Fund is determined as of the close of trading on the New York Stock Exchange ('NYSE'), normally 4:00 p.m. E.S.T. on each day during which the NYSE is open for trading. The net asset value per share of each class of shares of each Fund is computed by dividing the total current value of the assets of the relevant Fund, which are attributable to the share class, less the total liabilities of the Fund which are attributable to the share class, by the total number of shares of the share class outstanding at the time of such computation. Because each Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the Funds' share value may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

In circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings, such holdings may be 'fair valued' to reflect the events in accordance with procedures approved by the Board of Directors. As a result, the value assigned to such Fund's holdings may differ on occasion from reported market values.

Orders for shares received by DST prior to the close of trading on the NYSE, or orders received by dealers prior to such time and transmitted to the Distributor prior to the latter's close of business, will be effected based on the net asset value per share determined as of the close of trading on the NYSE that day. If an order is received by DST or by the dealer after the close of the NYSE, it will be priced on the next day that the NYSE is open for trading.

Purchases Through Dealers

Investors may purchase a Fund's shares through selected securities dealers with whom the Distributor has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please contact the Distributor at (800) 747-2008. Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to First Eagle Distributors, the Funds' principal underwriter, and for monitoring applicable breakpoint or sales charge reductions for their accounts. Certain broker-dealers or financial services firms may purchase shares at their net asset value per share without a sales commission and charge investors a transaction charge or other advisory fee through a wrap fee or other similar program. Class A shares of each Fund are sold with a front-end sales commission and an annual distribution (Rule 12b-1) fee. Class C shares of each Fund are sold with a 'level-load' (consisting of an annual distribution (Rule 12b-1) fee and an annual service fee). Class Y shares of the First Eagle Fund of America are sold with an annual distribution (Rule 12b-1) fee). Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund are sold principally to institutional investors purchasing in quantities of $1 million or more and are not subject to sales charges or distribution (Rule 12b-1) fees.

Public Offering Price of Class A Shares

The public offering price at which share transactions will be effected will be equal to the net asset value per share plus, in the case of

Class A shares of each Fund, a sales charge. The sales charges applicable to Class A shares currently in effect are as follows:

-------------------------------------------------------------------------------------
                             Sales Charge as a percentage of      Dealer Allowance
 Class A Shares Dollars    ------------------------------------   as a percentage of
        Invested           Offering Price   Net Amount Invested   Offering Price
-------------------------------------------------------------------------------------
   Less than $25,000.....       5.00%              5.26%                 4.50%
   $25,000 but less than
    $50,000..............       4.50               4.71                  4.25
   $50,000 but less than
    $100,000.............       4.00               4.17                  3.75
   $100,000 but less than
    $250,000.............       3.25               3.36                  3.00
   $250,000 but less than
    $500,000.............       2.50               2.56                  2.25
   $500,000 but less than
    $1,000,000...........       1.50               1.52                  1.25

   $1,000,000 and
    over*................       0.00               0.00                  0.00

Sales charges applicable to persons residing in countries outside the United States may vary from those listed above.

The Distributor reallows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. The Distributor may from time to time reallow the entire sales load, and may provide additional promotional incentives, to dealers selling a Fund's shares. Such additional promotional incentive may include financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel and payment for travel expenses for such seminars or training programs. In some instances the entire reallowance or incentives may be offered only to certain dealers which have sold or may sell significant amounts of a Fund's shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

*Class A Contingent Deferred Sales Charge -- Global Fund, Overseas Fund and U.S. Value Fund

There is no initial sales charge on purchases of Class A shares of one or more of any of the Funds (including the Gold Fund and First Eagle Fund of America) aggregating $1 million or more. However, First Eagle Distributors, as the Funds' principal underwriter, may pay dealers of record commissions in an amount up to 0.75% of purchases of Class A shares of Global Fund, Overseas Fund, and U.S. Value Fund that were not previously subject to a front-end sales charge or dealer commission paid by the investor.** These commissions will be paid only with respect to purchases (i) aggregating (on a single trade date) $1 million or more by an individual, his or her spouse, parents and children, or by a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue Code);
(ii) accounts with completed letters of intention of $1 million or more; and
(iii) certain employer sponsored retirement plans investing through an omnibus account making any single purchase of Class A shares of Global, Overseas or U.S. Value Fund of $1 million or more. Subsequent purchases will need to aggregate
$1 million or more to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

As such commissions may also be paid under certain other circumstances, your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the 'Class A contingent deferred sales charge') may be deducted from the redemption proceeds. The Class A contingent deferred sales charge may be up to, but will not exceed, 0.75% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions), or (ii) the original net asset value of the redeemed shares.

If you are investing through a retirement plan, you may want to contact your plan administrator to discuss whether such a commission has been charged against the plan, as these plans may be subject to the Class A contingent deferred sales charge if fully

---------
** Dealers should call the Distributor at (800) 747-2008 to discuss the further terms that apply to this commission.

redeemed within 18 months of the end of the calendar month of their purchase.

In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, will be redeemed first. Other shares will then be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

The Class A contingent deferred sales charge will be in addition to any applicable redemption fee described under 'Once You Become a Shareholder -- Redemption Fee.'

Reducing the Sales Charge

As shown in the table under 'Public Offering Price of Class A Shares,' the size of the total investment in Class A shares of a Fund will affect the sales charge on the investment. Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, an investor should notify, at the time of purchase, his or her dealer, the Distributor or DST of the applicability of one of the following (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):

Aggregation. The investment schedule applies to the total amount being invested in Class A shares by any 'person,' which term includes an individual, his or her spouse, parents and children; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue Code) although more than one beneficiary is involved; or any U.S. bank or investment adviser purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time, may combine these investments into a single transaction in order to reduce the applicable sales charge. Individual accounts and corporate/partnership accounts may not be aggregated for purposes of reducing the sales charge.

Rights of Accumulation. A Fund's Class A shares may be purchased at a reduced sales charge by a 'person' (as defined above in 'Aggregation') who is already a shareholder in the Funds by calculating the amount being invested together with the current net asset value of the shares of any share class of any Fund already held by such person. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to these 'Rights of Accumulation,' the investor must notify his or her dealer, the Distributor or DST at the time of purchase that the investor wishes to take advantage of such entitlement, and give the numbers of his or her accounts, and those accounts held in the name of his or her spouse, parents or children and the specific relationship of each such other person to the investor.

Letter of Intention. A 'person' (as defined above in 'Aggregation') may also qualify for a reduced sales charge by completing the Letter of Intention (the 'Letter') contained in the New Account Application or a form for this purpose which may be obtained by contacting the Company at (800) 334-2143. This enables the investor to aggregate purchases of Class A shares of any Fund during a thirteen-month period for purposes of calculating the applicable sales charge. Applicable shares of any Fund currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their net asset value on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the Distributor or DST that a Letter is on file along with all account numbers associated with the Letter.

The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor's purchases are less than the amount specified, the investor will be requested to remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter. Either the shareholder or the Company may cancel the arrangement at will.

Sales at Net Asset Value. Class A shares of each Fund may be sold at net asset value per share (i.e., without a sales charge) (i) to registered representatives or employees of authorized dealers, the spouse, parents or children of such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisers and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution, and (v) to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and 'rabbi trusts.' Investors may be charged a fee if they effect transactions in Class A shares through a broker or agent. Class A Shares of the Funds may also be sold at net asset value per share to current officers, directors and employees of the Company, ASB Advisers, ASB Holdings, First Eagle Distributors, employees of certain firms providing services to the Funds (such as the custodian and the shareholder servicing agent), and to the spouse, parents and children of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons. A Fund may also issue Class A shares at net asset value per share in connection with the acquisition of, or merger or consolidation with, another investment company. The sales of Class A shares at net asset value per share described in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption. Such notice must be given to the Distributor or DST at the time of purchase on a form for this purpose as available from the Company.

Reinstatement Privilege

In addition, an investor is entitled to a one-time per account privilege to reinvest in Class A shares of any First Eagle Fund the proceeds of a full or partial redemption of shares from another First Eagle Fund at the then applicable net asset value per share without payment of a sales charge. To exercise this privilege the investor must submit to the Distributor or DST, within 90 calendar days after the redemption, both a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds. An investor may also transfer an investment in any Fund to an IRA or other tax qualified retirement plan account in any Fund without payment of a sales charge. Such a transfer involves a redemption of a Fund's shares and a reinvestment of the proceeds and, hence, may involve a taxable transaction for income tax purposes.

Reinstatement will not prevent recognition of a gain realized on the redemption, but a loss may be disallowed for tax purposes. The amount of gain or loss resulting from the redemption may be affected by exercise of the reinstatement privilege if the shares redeemed were held for 90 days or less, or if a shareholder reinvests in the Funds within 30 days.

Purchasing Level-Load Class C Shares

Level-load Class C shares of a Fund can be purchased through an investment professional at net asset value per share. Investors do not have to pay sales charges on Class C shares, but may pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is lower (called the 'Class C contingent deferred sales charge'), on shares sold or redeemed within the first year of purchase.

Class C shares are also available through 401(k) plans. Investors purchasing Class C shares in connection with wrap programs and participant directed retirement plans, such as 401(k) plans, will not be subject to a front-end sales commission or a Class C contingent deferred sales charge.

Level-load Class C shares of each of the Funds carry an annual 0.25% service fee and an annual 0.75% distribution (Rule 12b-1) fee. Because the service and Rule 12b-1 fees are paid from your investment in a Fund on an ongoing basis, over time these fees may ultimately cost more than paying other types of sales charges. The Distribution Plans and Agreements adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described under 'Our Management Team-Distribution and Shareholder Services Expenses.' In addition to the fees described above, distributors of shares of the Funds are normally paid a separate initial 1.00% fee on the sale of Class C shares by the underwriter. (The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments with respect to investors holding shares less than one year.) Distributors of Class C shares of each Fund that are not subject to a Class C contingent deferred sales charge will be paid this distribution fee and the service fee on a quarterly basis.

The Class C contingent deferred sales charge will be in addition to any applicable redemption fee described under 'Once You Become a Shareholder -- Redemption Fee.'

First Eagle Fund of America Class Y Shares

First Eagle Fund of America no-load Class Y shares can be purchased through an investment professional or directly from the Company at net asset value per share. Investors in the Fund do not have to pay sales charges, but do have an annual 0.25% distribution (Rule 12b-1) fee. Class Y shares are also available through 401(k) plans.

Bookshare Account Plan

To facilitate the handling of transactions with shareholders, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds' transfer agent, automatically opens and maintains an account for each of the Funds' shareholders directly registered with the Fund. All interests in shares, full and fractional (rounded to three decimal places), are reflected in a shareholder's book account. After any purchase, a confirmation is mailed to the shareholder indicating the amount of full and fractional shares purchased, the price per share and a statement of his or her account. Stock certificates will not be issued for the shares of any Fund.

Where to Send Your Application

Shares of a Fund may be purchased through the Distributor by mailing a check made payable to The First Eagle Funds along with the completed New Account Application to The First Eagle Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9324. Shares may also be purchased through the Distributor by ACH transfer or by bank wire. Please call (800) 334-2143 for procedures as to how to establish and administer the ACH purchase option, and please call prior to wiring any funds.

Investors may purchase a Fund's shares through selected securities dealers with whom the Distributor has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please call the Distributor at (800) 747-2008. Authorized dealers and financial service firms may charge the investor a transaction fee in addition to any applicable sales load. Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to the Distributor.

Minimum Account Size

Due to the high cost of maintaining smaller accounts, the Company reserves the right to redeem shares in any account if the value of that account drops below $2,500, except accounts for shareholders currently participating in the Automatic Investment Program (or for retirement accounts). The Company also reserves the right to redeem shares in any Class I account of the Global Fund, the Overseas Fund, the U.S. Value Fund or the Gold Fund if the value of that Class I account drops below $100,000. A shareholder will be allowed at least 30 days to make an additional investment to bring his or her account value to the stated minimum before the redemption is processed.

Automatic Investment Program

Investors may make regular semi-monthly, monthly or quarterly investments of $100 (or more) in shares of any Fund automatically from a checking or savings account on or about the 5th and/or 20th of the month. Upon written authorization, DST will debit the investor's designated bank account as indicated and use the proceeds to purchase shares of the Fund for the investor's account. Because approval by the investor's bank is required, establishment of an Automatic Investment Program may require at least 30 days. To establish an Automatic Investment Program, indication must be made on the New Account Application or Special Options Form, and a check (minimum $100, if a new account is being established), savings account deposit slip or savings account statement must be forwarded to DST. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in 'Redemption of Shares.' The Company may amend or cease to offer the Automatic Investment Program at any time.

                         ONCE YOU BECOME A SHAREHOLDER

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares

Shareholders or authorized parties are entitled to exchange some or all of their shares of any Fund for shares of any other Fund. Class A shares of a Fund may be exchanged for Class A shares of any other Fund; Class C shares of a Fund may be exchanged for Class C shares of any other Fund; Class I shares of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund may be exchanged for Class I shares of any other such Fund or for Class Y shares of the First Eagle Fund of America; and Class Y shares of the First Eagle Fund of America may be exchanged for Class A shares of any other Fund (if the exchange involves Class Y shares valued at less than $1,000,000) or for Class I shares of any other Fund (if the exchange involves Class Y shares valued at $1,000,000 or more). Shares will be exchanged at their respective net asset values per share computed as of the close of trading on the NYSE on the day the exchange is requested. There is no charge for the exchange privilege, except in the case of First Eagle Fund of America Class Y shareholders exchanging for Class A shares of another Fund, whose shares will be subject to the front-end sales load applicable to those Class A shares. Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the exchange is being made. In addition, because you may be subject to different fees, expenses and investment risks when you make an exchange, you should carefully review the description of the Fund into which you plan to exchange. Exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to effect exchanges, contact the Company at
(800) 334-2143.

The Company reserves the right to limit or terminate the exchange privilege as to any shareholder who makes exchanges more than six times a year (other than through the Automatic Exchange Program or a similar periodic investment program). Exchanges may also be limited in the case of shares to be exchanged for those of any Fund closed to or otherwise restricted for new investors (as is currently the case for shares to be exchanged for those of the Overseas Fund).

Exchanges within 90 days of the original investment are assessed a 2% redemption fee as described below under 'Redemption Fee.'

Automatic Exchange Program

Shareholders who wish to automatically exchange shares of one Fund for another on a monthly basis can do so by means of the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account the shareholder is exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged and the program will be discontinued. All conditions with respect to exchange transactions apply as discussed in 'Exchanging Your Shares' above.

Conversion

Class A shares of the Global Fund, the Overseas Fund, the U.S. Value Fund or the Gold Fund having an aggregate value not less than $1 million may be converted into Class I shares of the same Fund upon the election of the shareholder. Such conversions shall take place at net asset value per share of these share classes, shall not result in the realization of income or gain for Federal income tax purposes and shall be tax free to shareholders. For additional information concerning conversions, or to effect a conversion, contact your dealer, financial intermediary or the Funds at (800) 334-2143.

Dividend Direction Plan

Shareholders in a Fund may elect to have income dividends and capital gains distributions on their Fund shares invested without the payment of any applicable sales charge in shares of any share class of any Fund in which they have an existing account and maintain a minimum account balance. All dividends and distributions so invested are taxable for U.S. federal income tax purposes as though received in cash. For further information about this privilege, contact DST by telephone at (800) 334-2143.

Redemption of Shares

Shareholders have the right to redeem all or any part of their shares of a Fund for cash at their net asset per share value next computed after receipt of the redemption request in the proper form. Shareholders may redeem either through authorized dealers, through ASB or by telephone. Shares held in the dealer's 'street name' must be redeemed through the dealer.

Redemption through Dealers

Shareholders who have an account with an authorized dealer may submit a redemption request to such dealer. Authorized dealers are responsible for promptly transmitting redemption requests to the Distributor. Dealers may impose a charge for handling redemption transactions placed through them and may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

Redemptions through ASB

Shareholders may redeem their Fund shares through their dealer or from First Eagle Distributors by transmitting written redemption instructions to The First Eagle Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9324.

Redemption requests must meet all the following requirements to be considered in the proper form:

    1. Written and signed instructions from the registered owner(s) must be received by DST.

    2. A letter or a stock power signed by the registered owner(s) must be signature guaranteed by an acceptable guarantor. A guarantee is required for such redemptions to be paid by check greater than $100,000, or where the redemption proceeds are to be sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated by the shareholder. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire when a pre-designated bank has been identified by the shareholder.

    3. All certificates, if any, to be redeemed must be received by DST in negotiable form.

    4. In the case of shares held of record in the name of a corporation, trust, fiduciary or partnership, evidence of authority to sign and a stock power with signature(s) guaranteed must be received by DST.

Redemption Proceeds

Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form. The Company will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for such shares have cleared, which may take up to 15 days. Investors who wish to avoid any such delay should purchase shares by bank wire. Redemption proceeds are normally paid in the form of a check. Proceeds can also be sent to a shareholder's bank account by ACH transfer or by bank wire when a pre-designated bank has been identified in the New Account Application or Special Options Form. Proceeds sent by ACH transfer should generally be credited to a shareholder's account on the second business day after the redemption. Proceeds sent by bank wire should be credited on the business day following the redemption; however, a fee of $7.50 will be deducted from such proceeds.

First Eagle Fund of America Redemptions in Kind

First Eagle Fund of America normally pays sales proceeds in cash up to $250,000 or 1% of the Fund's total value, whichever is less. The Company reserves the right to make higher redemption payments to redeeming shareholders in the form of marketable securities. This is called a 'redemption in kind.' A redeeming shareholder will pay any applicable commission or other fees when selling these securities.

Short-term Trading of Fund Shares

The Funds are not intended as vehicles for frequent traders. Frequent trading of Fund shares may increase Fund transaction costs and otherwise negatively impact a Fund's investment program, possibly diluting a Fund's value to its longer term investors. The redemption fee policies described below are one means applied by the Company to deter such trading. The Company also routinely reviews shareholder trades to seek to identify inappropriate trading patterns and reserves the right to suspend trading privileges or close accounts of such persons. However, also as described below, the Company in most cases depends on cooperation from intermediaries in reviewing certain accounts, which limits its ability to monitor and discourage such trading in those circumstances.

Redemption Fee

If sold or exchanged within 90 days of the investment, shares of any share class of each Fund are assessed a 'redemption fee' of 2% of the lesser of their net asset value per share at the time of the sale or exchange or their net asset value per share at the time of purchase. This fee is intended to defray transaction and other expenses caused by early redemptions and to facilitate portfolio management.

The redemption fee may be waived for qualified retirement plans, systematic redemption programs, wrap programs and certain accounts investing through omnibus positions, although the Company reserves the right to impose redemption fees on shares held by such shareholders. In any event, the Company generally will be dependent on the relevant 'intermediary' (for example, the wrap program sponsor or omnibus account holder) in monitoring trading frequency and therefore in applying the fee to these shareholders. The ability of a Fund to assess a redemption fee on the underlying shareholders of such an account, or otherwise monitor and discourage inappropriate short-term trading, may be further limited by systems limitations applicable to these types of accounts.

These redemption fee policies may be modified or discontinued at any time. The fees do not represent a deferred sales charge nor a commission paid to the Distributor. Any fees collected will be retained by the Funds for the benefit of the remaining shareholders.

Telephone Privileges


Unless contrary instructions are elected in the New Account Application or Special Options Form, the account will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if the shareholder has a preauthorized form on file with the transfer agent. Neither the Company nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Reasonable procedures will be employed on behalf of the Company to confirm that the instructions are genuine. Such procedures include, but are not limited to, written confirmation of telephone transactions, tape recording telephone conversations and requiring specific personal information prior to acting upon telephone instructions.

Any owner(s), trustee(s) or other fiduciary entity as indicated in the account registration, investment professional of record and/or other parties that can provide specific personal information will be allowed to initiate any of the above referenced telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the social security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and any other information deemed appropriate to allow access to the account.

Telephone redemption requests received prior to the close of business on the NYSE on any business day will be effected on that day. Such requests received after the close of business on the NYSE will be effected on the following business day. Shareholders may not make a redemption request by telephone if the proceeds are to be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum on telephone redemptions by check. There is no limitation on redemptions by ACH transfer or by bank wire. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call (800) 334-2143 with all inquiries pertaining to telephone privileges.

Systematic Withdrawal Plan

A shareholder who owns shares of a Fund with a current net asset value of $10,000 or more may use those shares to establish a Systematic Withdrawal Plan monthly or quarterly. A check in a stated amount of not less than $50 will be mailed to the shareholder on or about the 3rd day, 15th day, or 25th day of the month. Dividends and distributions on shares invested under a Systematic Withdrawal Plan may not be taken in cash but must be reinvested, which will be done at net asset value per share. A Fund's shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal and may result in a gain or loss for tax purposes. Purchases of additional shares made concurrently with withdrawals of shares are undesirable because of sales charges incurred when purchases are made. Accordingly, a shareholder may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. New accounts established by check within 15 days of their expected withdrawal date will not begin withdrawals until the following month due to the 15-day hold on check purchases. The Company may amend or cease to offer the Systematic Withdrawal Plan at any time.

Retirement Plans

The Company offers a variety of retirement plans such as IRA, Roth-IRA, SEP, SIMPLE IRA and Coverdell Education Savings Account and 403(b)(7) plans which allow investors to save for retirement and defer taxes on investment income, if any. The tax benefits of these plans may not be available for all persons. Investors should consult their tax advisers regarding their eligibility.

Retirement plans may purchase Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund or the Gold Fund (unless any of these is closed or otherwise restricted for new investment) provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the relevant Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party.

Retirement plans requiring the payment of such fees may purchase Class A shares of the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund or First Eagle Fund of America without an initial sales charge. If a 'finder's fee' was paid, such a plan may be subject to a Class A contingent deferred sales charge on these investments. See 'Public Offering Price of Class A
Shares -- Class A Contingent Deferred Sales Charge.'

                           INFORMATION ON DIVIDENDS,
                            DISTRIBUTIONS AND TAXES

It is the policy of each Fund to make periodic distributions of net investment income and net realized capital gains, if any. Unless a shareholder elects otherwise, ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Funds at net asset value per share calculated as of the payment date. The Funds pay both ordinary income dividends and capital gain distributions on a per share basis. As a result, on the ex-dividend date of such payment, the net asset value per share of the Funds will be reduced by the amount of such payment.

Each Fund intends to qualify and has elected to be treated as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign source income received by a Fund may be subject to foreign withholding taxes.

Shareholders normally will be taxed on the ordinary income dividends and capital gain distributions they receive from a Fund whether received in additional shares or cash. Distributions of capital gains may be taxed at different rates, depending on the length of time the Fund holds the assets to which such gains relate. Certain ordinary income dividends paid by a Fund to non-corporate shareholders (including individuals) may be eligible for taxation at preferential rates applicable in the case of long-term capital gain. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Tax issues can be complicated. Exchanges of shares of the Funds are treated as sales and purchases and are subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

By January 31st of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

                               PRIVACY NOTICE FOR
                            INDIVIDUAL SHAREHOLDERS

The Company is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Company changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why This Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Company, and are therefore covered by this privacy policy.

What We Do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information That We Collect and May Disclose

As part of providing you with the Company's products and services, we may obtain nonpublic personal information about you from the following sources:

 Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

 Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

 Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

 At your request;

 When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Company's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

 With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

 When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We Do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Company will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

                                  HOW TO REACH
                               FIRST EAGLE FUNDS

You can send all requests for information or transactions to:

    Regular Mail:
    First Eagle Funds
    P.O. Box 219324
    Kansas City, MO 64121-9324

    or

    Overnight Mail:
    First Eagle Funds
    c/o DST Systems, Inc.
    330 West 9th Street
    Kansas City, MO 64105-1807

You can contact us by telephone at (800) 334-2143.

                              FINANCIAL HIGHLIGHTS

The Financial Highlights Table is intended to help you understand the financial performance of each Fund (other than the U.S. Value Fund) for the past five fiscal years. Because the U.S. Value Fund commenced operations on September 4, 2001, the Financial Highlights Table contains information for the Fund only from its commencement of operations. Similarly, because Class C and Class I are new share classes for the Gold Fund, financial information prior to May 15, 2003 is provided only for Gold Fund Class A shares. Financial information depicted for the First Eagle Fund of America prior to January 1, 2003 is that for its operations in its prior format as a series of the First Eagle Funds trust. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by KPMG LLP, whose reports, along with the Funds' financial statements, are contained in the Annual Reports for the Funds and incorporated by reference in the Statement of Additional Information. The Annual Reports and the Statement of Additional Information are available upon request.

                            FIRST EAGLE FUNDS, INC.
                              Financial Highlights



                                                 Year Ended October 31,
                                              ----------------------------
                                                          2003
                                              ----------------------------
                                              Class A   Class I    Class C
---------------------------------------------------------------------------
First Eagle Global Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period........  $24.34     $24.36     $24.15
                                              ------     ------     ------
Income (loss) from investment operations:
 Net investment income......................    0.53       0.59       0.30
 Net realized and unrealized gains (losses)
   on investments...........................    8.39       8.41       8.38
                                              ------     ------     ------
 Total from investment operations...........    8.92       9.00       8.68
                                              ------     ------     ------
Less distributions:
 Dividends from net investment income.......   (0.49)     (0.55)     (0.28)
 Distributions from capital gains...........   (0.40)     (0.40)     (0.40)
                                              ------     ------     ------
 Total distributions........................   (0.89)     (0.95)     (0.68)
                                              ------     ------     ------
   Net asset value, end of period...........  $32.37     $32.41     $32.15
                                              ------     ------     ------
                                              ------     ------     ------
Total return(c).............................   37.75%     38.14%     36.77%
Ratios and Supplemental Data
Net assets, end of period (millions)........  $3,255     $  242     $  617
Ratio of operating expenses to average net
 assets(i)..................................    1.32%      1.06%      2.07%
Ratio of net investment income to average
 net assets(j)..............................    1.91%      2.11%      1.07%
Portfolio turnover rate.....................    7.20%      7.20%      7.20%


                                                       Year Ended March 31,
                                                       --------------------
                                                               2000
                                                       --------------------
                                                       Class A       Class I
----------------------------------------------------------------------------
First Eagle Global Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period..............     $22.90        $22.90
                                                       ------        ------
Income (loss) from investment operations:
 Net investment income............................       0.66          0.71
 Net realized and unrealized gains (losses) on
   investments....................................       4.29          4.31
                                                       ------        ------
 Total from investment operations.................       4.95          5.02
                                                       ------        ------
Less distributions:
 Dividends from net investment income.............      (1.07)        (1.12)
 Distributions from capital gains.................      (1.73)        (1.73)
                                                       ------        ------
 Total distributions..............................      (2.80)        (2.85)
                                                       ------        ------
   Net asset value, end of period.................     $25.05        $25.07
                                                       ------        ------
                                                       ------        ------
Total Return(c)...................................      22.19%        22.52%
Ratios and Supplemental Data
Net assets, end of period (millions)..............     $1,790        $   16
Ratio of operating expenses to average net
 assets(i)........................................       1.32%         1.07%
Ratio of net investment income to average net
 assets(j)........................................       2.68%         2.89%
Portfolio turnover rate...........................      15.57%        15.57%

          Please see Footnotes to the Financial Highlights on page 62.


                                                            Period from April 1, 2000 to
                    Year Ended October 31,                          October 31,
     ----------------------------------------------------   ----------------------------
               2002                       2001                          2000
     ------------------------   -------------------------   ----------------------------
     Class A  Class I  Class C  Class A   Class I  Class C  Class A   Class I   Class C(f)
     -----------------------------------------------------------------------------------
     $22.87   $22.89   $22.68   $25.47    $25.53   $25.44   $25.05    $25.07     $24.97
     ------   ------   ------   ------    ------   ------   ------    ------     ------
       0.53     0.27     0.72     0.53      0.58     0.26     0.41      0.45       0.11
       1.66     1.98     1.29     1.45      1.44     1.53     0.01      0.01       0.36
     ------   ------   ------   ------    ------   ------   ------    ------     ------
       2.19     2.25     2.01     1.98      2.02     1.79     0.42      0.46       0.47
     ------   ------   ------   ------    ------   ------   ------    ------     ------
      (0.63)   (0.69)   (0.45)   (1.39)    (1.47)   (1.36)      --        --         --
      (0.09)   (0.09)   (0.09)   (3.19)    (3.19)   (3.19)      --        --         --
     ------   ------   ------   ------    ------   ------   ------    ------     ------
      (0.72)   (0.78)   (0.54)   (4.58)    (4.66)   (4.55)      --        --         --
     ------   ------   ------   ------    ------   ------   ------    ------     ------
     $24.34   $24.36   $24.15   $22.87    $22.89   $22.68   $25.47    $25.53     $25.44
     ------   ------   ------   ------    ------   ------   ------    ------     ------
     ------   ------   ------   ------    ------   ------   ------    ------     ------
       9.76%   10.03%    8.98%    8.96%     9.15%    8.10%    1.68%(b)  1.83%(b)   1.88%(b)
     $1,785   $   85   $  104   $1,512    $   35   $   11   $1,614    $   14     $    1
       1.34%    1.09%    2.10%    1.38%     1.14%    2.14%    1.35%(a)  1.10%(a)   1.87%(a)
       2.14%    2.37%    1.31%    2.24%     2.47%    1.12%    2.78%(a)  3.04%(a)   1.10%(a)
      19.75%   19.75%   19.75%   28.98%    28.98%   28.98%   11.91%    11.91%     11.91%


     Year Ended March 31,
     ---------------------
             1999
     ---------------------
     Class A        Class I(d)
     ---------------------
     $27.42         $24.59
     ------         ------
       0.63           0.30
      (2.73)         (1.47)
     ------         ------
      (2.10)         (1.17)
     ------         ------
      (0.83)            --
      (1.59)         (0.52)
     ------         ------
      (2.42)         (0.52)
     ------         ------
     $22.90         $22.90
     ------         ------
     ------         ------
      (7.95)%        (4.72)%(b)
     $2,063         $   12
       1.23%          1.01%(a)
       2.75%          3.04%(a)
       9.89%          9.89%

          Please see Footnotes to the Financial Highlights on page 62.

                            FIRST EAGLE FUNDS, INC.
                      Financial Highlights -- (continued)


                                                 Year Ended October 31,
                                              ----------------------------
                                                          2003
                                              ----------------------------
                                              Class A    Class I    Class C
---------------------------------------------------------------------------
First Eagle Overseas Fund
SELECTED PER SHARE DATA
 Net asset value, beginning of period.......  $12.45     $12.48     $12.30
                                              ------     ------     ------
Income (loss) from investment operations:
 Net investment income (loss)...............    0.18       0.22       0.07
 Net realized and unrealized gains (losses)
   on investments...........................    5.09       5.10       5.04
                                              ------     ------     ------
 Total from investment operations...........    5.27       5.32       5.11
                                              ------     ------     ------
Less distributions:
 Dividends from net investment income.......   (0.21)     (0.22)     (0.12)
 Distributions from capital gains...........   (0.01)     (0.01)     (0.01)
                                              ------     ------     ------
 Total distributions........................   (0.22)     (0.23)     (0.13)
                                              ------     ------     ------
   Net asset value, end of period...........  $17.50     $17.57     $17.28
                                              ------     ------     ------
                                              ------     ------     ------
Total Return(c).............................   42.96%     43.29%     41.91%
Ratios and Supplemental Data
Net assets, end of period (millions)........  $2,345     $1,084     $  390
Ratio of operating expenses to average net
 assets(i)..................................    1.31%      1.05%      2.05%
Ratio of net investment income to average
 net assets(j)..............................    1.23%      1.48%      0.45%
Portfolio turnover rate.....................    3.46%      3.46%      3.46%


                                                       Year Ended March 31,
                                                       --------------------
                                                               2000
                                                       --------------------
                                                       Class A       Class I
-----------------------------------------------------------------------------
First Eagle Overseas Fund
SELECTED PER SHARE DATA
 Net asset value, beginning of period.............     $11.36        $11.37
                                                       ------        ------
Income (loss) from investment operations:
 Net investment income (loss).....................       0.28          0.31
 Net realized and unrealized gains (losses) on
   investments....................................       3.59          3.59
                                                       ------        ------
 Total from investment operations.................       3.87          3.90
                                                       ------        ------
Less distributions:
 Dividends from net investment income.............      (0.18)        (0.20)
 Distributions from capital gains.................      (0.64)        (0.64)
                                                       ------        ------
 Total distributions..............................      (0.82)        (0.84)
                                                       ------        ------
   Net asset value, end of period.................     $14.41        $14.43
                                                       ------        ------
                                                       ------        ------
Total Return(c)...................................      34.46%        34.76%
Ratios and Supplemental Data
Net assets, end of period (millions)..............     $  450        $   27
Ratio of operating expenses to average net
 assets(i)........................................       1.34%         1.15%
Ratio of net investment income to average net
 assets(j)........................................       2.10%         2.14%
Portfolio turnover rate...........................      26.62%        26.62%

          Please see Footnotes to the Financial Highlights on page 62.


                                                             Period from April 1, 2000
                                                                         to
                  Year Ended October 31,                            October 31,
----------------------------------------------------------   --------------------------
            2002                           2001                         2000
-----------------------------   --------------------------   --------------------------
     Class A  Class I  Class C  Class A   Class I  Class C   Class A  Class I  Class C(f)
---------------------------------------------------------------------------------------
     $11.21   $11.21   $11.15   $14.31    $14.34   $ 14.31   $14.41   $14.43   $  14.14
     ------   ------   ------   ------    ------   -------   ------   ------   --------
       0.12     0.15     0.02     0.11      0.13     (0.01)    0.19     0.21         --
       1.12     1.12     1.13     0.19      0.19      0.21    (0.29)   (0.30)      0.17
     ------   ------   ------   ------    ------   -------   ------   ------   --------
       1.24     1.27     1.15     0.30      0.32      0.20    (0.10)   (0.09)      0.17
     ------   ------   ------   ------    ------   -------   ------   ------   --------
         --       --       --    (0.76)    (0.81)    (0.72)      --       --         --
         --       --       --    (2.64)    (2.64)    (2.64)      --       --         --
     ------   ------   ------   ------    ------   -------   ------   ------   --------
         --       --       --    (3.40)    (3.45)    (3.36)      --       --         --
     ------   ------   ------   ------    ------   -------   ------   ------   --------
     $12.45   $12.48   $12.30   $11.21    $11.21   $ 11.15   $14.31   $14.34   $  14.31
     ------   ------   ------   ------    ------   -------   ------   ------   --------
     ------   ------   ------   ------    ------   -------   ------   ------   --------
      11.06%   11.33%   10.31%    2.01%     2.19%     1.19%   (0.69)%(b)(0.62)%(b)   1.20%(b)
     $  766   $  209   $   66   $  409    $   61   $     6   $  390   $   28   $      1
       1.39%    1.15%    2.15%    1.53%     1.28%     2.26%    1.41%(a) 1.16%(a)   1.95%(a)
       0.96%    1.17%    0.19%    0.91%     1.10%    (0.08)%   2.23%(a) 2.48%(a)  (0.05)%(a)
      10.52%   10.52%   10.52%   17.27%    17.27%    17.27%   17.28%   17.28%     17.28%


   Year Ended March 31,
-----------------------------
           1999
-----------------------------
     Class A        Class I(d)
-----------------------------
     $13.52         $12.31
     ------         ------
       0.15           0.41
      (0.97)         (1.10)
     ------         ------
      (0.82)         (0.69)
     ------         ------
      (0.57)            --
      (0.77)         (0.25)
     ------         ------
      (1.34)         (0.25)
     ------         ------
     $11.36         $11.37
     ------         ------
     ------         ------
      (6.46)%        (5.53)%(b)
     $  453         $    3
       1.29%          1.03%(a)
       2.22%          1.97%(a)
       9.31%          9.31%

          Please see Footnotes to the Financial Highlights on page 62.

                            FIRST EAGLE FUNDS, INC.
                      Financial Highlights -- (continued)


                                                     Year Ended October 31,
                                                    ------------------------
                                                              2003
                                                    ------------------------
                                                    Class A  Class I  Class C
-------------------------------------------------------------------------------
First Eagle U.S. Value Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period..............  $10.56   $10.59   $10.48
                                                    ------   ------   ------
Income (loss) from investment operations:
 Net investment income (loss).....................    0.19     0.23     0.11
 Net realized and unrealized gains (losses) on
   investments....................................    2.46     2.45     2.43
                                                    ------   ------   ------
 Total from investment operations.................    2.65     2.68     2.54
                                                    ------   ------   ------
Less distributions:
 Dividends from net investment income.............   (0.16)   (0.17)   (0.07)
 Distributions from capital gains.................   (0.34)   (0.34)   (0.34)
                                                    ------   ------   ------
 Total distributions..............................   (0.50)   (0.51)   (0.41)
                                                    ------   ------   ------
   Net asset value, end of period.................   12.71    12.76    12.61
                                                    ------   ------   ------
                                                    ------   ------   ------
Total Return(c)...................................   26.10%   26.34%   25.03%
Ratios and Supplemental Data
Net assets, end of period (millions)..............  $   41   $   49   $   20
Ratio of operating expenses to average net
 assets(i)........................................    1.51%    1.26%    2.26%
Ratio of net investment income to average net
 assets(j)........................................    1.72%    1.99%    0.97%
Portfolio turnover rate...........................   33.45%   33.45%   33.45%

                                                    Year Ended October 31,
                                                  --------------------------
                                                             2003
                                                  --------------------------
                                                  Class A  Class I(h) Class C(h)
--------------------------------------------------------------------------------
First Eagle Gold Fund
SELECTED PER SHARE DATA
Net asset value, beginning of period............  $10.41    $12.41    $12.41
                                                  ------    ------    ------
Income (loss) from investment operations:
 Net investment income (loss)...................   (0.06)    (0.02)    (0.09)
 Net realized and unrealized gains (losses) on
   investments..................................    5.72      3.64      3.64
                                                  ------    ------    ------
 Total from investment operations...............    5.66      3.62      3.55
                                                  ------    ------    ------
Less distributions:
 Dividends from net investment income...........   (0.08)       --        --
                                                  ------    ------    ------
 Total distributions............................   (0.08)       --        --
                                                  ------    ------    ------
   Net asset value, end of period...............  $15.99    $16.03    $15.96
                                                  ------    ------    ------
                                                  ------    ------    ------
Total Return(c).................................   54.64%    29.17%(b) 28.61%(b)
Ratios and Supplemental Data
Net assets, end of period (millions)............  $  374    $   30    $   32
Ratio of operating expenses to average net
 assets(i)......................................    1.49%     1.23%(a)  2.19%(a)
Ratio of net investment income to average net
 assets(j)......................................   (0.43)%   (0.24)%(a)(1.26)%(a)
Portfolio turnover rate.........................    0.98%     0.98%     0.98%

          Please see Footnotes to the Financial Highlights on page 62.


                                                   Period from September 4, 2001(g) to
        Year Ended October 31,                                  October 31,
    ------------------------------      -----------------------------------------------------
                 2002                                                2001
    ------------------------------      -----------------------------------------------------
    Class A     Class I     Class C          Class A         Class I            Class C
    -----------------------------------------------------------------------------------------
    $10.16      $10.16      $10.14           $10.00            $10.00           $10.00
    ------      ------      ------           ------            ------           ------
      0.13        0.14        0.13               --                --            (0.02)
      0.29        0.31        0.23             0.16              0.16             0.16
    ------      ------      ------           ------            ------           ------
      0.42        0.45        0.36             0.16              0.16             0.14
    ------      ------      ------           ------            ------           ------
        --          --          --               --                --               --
     (0.02)      (0.02)      (0.02)              --                --               --
    ------      ------      ------           ------            ------           ------
     (0.02)      (0.02)      (0.02)              --                --               --
    ------      ------      ------           ------            ------           ------
     10.56       10.59       10.48           $10.16            $10.16           $10.14
    ------      ------      ------           ------            ------           ------
    ------      ------      ------           ------            ------           ------
      4.12%       4.41%       3.53%            1.60%(b)          1.60%(b)         1.40%(b)
    $   22      $   31      $   10           $    7            $   17           $    2
      1.50%       1.25%       2.25%            1.50%(a)          1.25%(a)         2.25%(a)
      1.65%       1.85%       0.93%           (0.21)%(a)         0.10%(a)        (1.02)%(a)
     22.66%      22.66%      22.66%            2.57%             2.57%            2.57%



                                 Period from
     Year Ended October        April 1, 2000 to       Year Ended March
             31,                 October 31,                 31,
    ---------------------      ----------------      -------------------
     2002           2001             2000             2000         1999
    ------         ------      ----------------      ------       ------
    Class A        Class A      Class A              Class A      Class A
 ------------------------------------------------------------------------
    $ 6.17         $ 4.44           $ 5.17           $ 5.44       $ 7.31
    ------         ------           ------           ------       ------
      0.01           0.02             0.09             0.15         0.16
      4.30           1.92            (0.82)           (0.27)       (1.82)
    ------         ------           ------           ------       ------
      4.31           1.94            (0.73)           (0.12)       (1.66)
    ------         ------           ------           ------       ------
     (0.07)         (0.21)              --            (0.15)       (0.21)
    ------         ------           ------           ------       ------
     (0.07)         (0.21)              --            (0.15)       (0.21)
    ------         ------           ------           ------       ------
    $10.41         $ 6.17           $ 4.44           $ 5.17       $ 5.44
    ------         ------           ------           ------       ------
    ------         ------           ------           ------       ------
     70.70%         45.19%          (14.12)%(b)       (2.52)%     (22.77)%
    $   90         $   13           $   10           $   13       $   18
      1.66%          2.65%            2.56%(a)         2.15%        1.62%
      0.09%          0.36%            2.92%(a)         2.25%        2.01%
      4.27%         29.16%           11.66%           15.70%       37.73%

          Please see Footnotes to the Financial Highlights on page 62.

                            FIRST EAGLE FUNDS, INC.
                      Financial Highlights -- (continued)


                                        Year Ended October 31,
                          ---------------------------------------------------
                                    2003                       2002
                          ------------------------   ------------------------
                        Class Y  Class C Class A   Class Y  Class C  Class A
------------------------------------------------------------------------------
First Eagle Fund of
America
SELECTED PER SHARE DATA
Net asset value,
 beginning of period...   $19.47   $18.73   $19.29   $20.87   $20.24   $20.72
                          ------   ------   ------   ------   ------   ------
Income (loss) from
 investment operations:
 Net investment income
   (loss)..............    (0.17)   (0.31)   (0.22)   (0.17)   (0.32)   (0.22)
 Net realized and
   unrealized gains
   (losses) on
   investments.........     3.73     3.57     3.73    (0.66)   (0.62)   (0.64)
                          ------   ------   ------   ------   ------   ------
Total from investment
 operations............     3.56     3.26     3.51    (0.83)   (0.94)   (0.86)
                          ------   ------   ------   ------   ------   ------
Less distributions:
 Distributions from
   capital gains.......       --       --       --    (0.57)   (0.57)   (0.57)
                          ------   ------   ------   ------   ------   ------
 Total distributions...       --       --       --    (0.57)   (0.57)   (0.57)
                          ------   ------   ------   ------   ------   ------
 Net asset value, end
   of period...........   $23.03   $21.99   $22.80   $19.47   $18.73   $19.29
                          ------   ------   ------   ------   ------   ------
                          ------   ------   ------   ------   ------   ------
Total Return(c)........    18.28%   17.41%   18.20%   (4.21)%  (4.90)%  (4.39)%
Ratios and Supplemental
 Data
Net assets, end of
 period (millions).....   $  554   $   11   $    6   $  473   $    6   $    2
Ratio of operating
 expenses to average
 net assets(i).........     1.50%    2.25%    1.75%    1.51%    2.26%    1.76%
Ratio of net investment
 income to average net
 assets(j).............    (0.79)%  (1.55)%  (1.07)%  (0.82)%  (1.57)%  (1.07)%
Portfolio turnover
 rate..................    47.88%   47.88%   47.88%   51.25%   51.25%   51.25%

          Please see Footnotes to the Financial Highlights on page 62.


                                 Year Ended October 31,
    --------------------------------------------------------------------------------
              2001                       2000                        1999
    ------------------------   ------------------------   --------------------------
    Class Y  Class C Class A  Class Y   Class C Class A  Class Y  Class C   Class A(e)
    --------------------------------------------------------------------------------
    $20.07   $19.62   $19.98   $20.46   $20.18   $20.42   $21.53   $21.43    $20.33
    ------   ------   ------   ------   ------   ------   ------   ------    ------
     (0.06)   (0.21)   (0.11)   (0.03)   (0.17)   (0.08)    0.07    (0.20)    (0.09)
      1.01     0.98     1.00     1.18     1.15     1.18     2.45     2.54      1.93
    ------   ------   ------   ------   ------   ------   ------   ------    ------
      0.95     0.77     0.89     1.15     0.98     1.10     2.52     2.34      1.84
    ------   ------   ------   ------   ------   ------   ------   ------    ------
     (0.15)   (0.15)   (0.15)   (1.54)   (1.54)   (1.54)   (3.59)   (3.59)    (1.75)
    ------   ------   ------   ------   ------   ------   ------   ------    ------
     (0.15)   (0.15)   (0.15)   (1.54)   (1.54)   (1.54)   (3.59)   (3.59)    (1.75)
    ------   ------   ------   ------   ------   ------   ------   ------    ------
    $20.87   $20.24   $20.72   $20.07   $19.62   $19.98   $20.46   $20.18    $20.42
    ------   ------   ------   ------   ------   ------   ------   ------    ------
    ------   ------   ------   ------   ------   ------   ------   ------    ------
       4.8%     4.0%     4.5%     6.1%     5.2%     5.8%    12.1%    11.2%      8.6%(b)
    $  393   $    6   $    1   $  377   $    7   $    1   $  536   $   20    $    2
       1.4%     2.2%     1.7%     1.4%     2.2%     1.7%     1.4%     2.1%      1.6%(a)
      (0.3)%   (1.0)%   (0.5)%   (0.2)%   (0.9)%   (0.4)%    0.3%    (0.9)%    (0.4)%(a)
        83%      83%      83%      55%      55%      55%      89%      89%       89%

          Please see Footnotes to the Financial Highlights on page 62.

                            FIRST EAGLE FUNDS, INC.
                         Notes to Financial Highlights

(a) Annualized.

(b) Not annualized.

(c) Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00%.

(d) July 31, 1998 inception date.

(e) November 20, 1998 inception date.

(f) June 5, 2000 inception date.

(g) September 4, 2001 inception date.

(h) May 15, 2003 inception date.

(i) The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:


                                                       Year Ended October 31,
                       --------------------------------------------------------------------------------------------
                                  2003                          2002                             2001
                       ----------------------------     ---------------------------  ------------------------------
                       Class A  Class I     Class C     Class A   Class I   Class C  Class A    Class I     Class C
-------------------------------------------------------------------------------------------------------------------
First Eagle
 Global Fund.........  1.32%     1.07%       2.07%       1.34%    1.10%     2.10%    1.39%       1.14%       2.14%
First Eagle
 Overseas Fund.......  1.31%     1.06%       2.05%       1.40%    1.15%     2.15%    1.53%       1.28%       2.26%
First Eagle U.S.
 Value Fund..........  1.51%     1.26%       2.26%       1.92%    1.69%     2.67%    3.33%(a)(g) 3.16%(a)(g) 4.05%(a)(g)
First Eagle
 Gold Fund...........  1.50%     1.23%(a)(h) 2.19%(a)(h) 1.67%       --        --    2.66%         --        --


                                                       Year Ended October 31,
                       ---------------------------------------------------------------------------------------
                                  2003                          2002                          2001
                       ---------------------------   ---------------------------   ---------------------------
                       Class Y   Class C   Class A   Class Y   Class C   Class A   Class Y   Class C   Class A
--------------------------------------------------------------------------------------------------------------
First Eagle Fund of
 America.............   1.50%     2.25%     1.75%     1.51%     2.26%     1.76%      1.4%       2.2%      1.7%

(j) The ratio of net investment income to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:


                                                      Year Ended October 31,
                      ------------------------------------------------------------------------------------------
                                 2003                          2002                         2001
                      -------------------------------   ---------------------------  ---------------------------
                      Class A   Class I       Class C   Class A   Class I   Class C  Class A   Class I   Class C
----------------------------------------------------------------------------------------------------------------
First Eagle Global
 Fund................  1.91%   2.10%         1.07%        2.14%     2.37%     1.31%   2.24%       2.47%      1.12%
First Eagle Overseas
 Fund................  1.23%   1.48%         0.45%        0.96%     1.17%     0.19%   0.91%       1.10%     (0.08)%
First Eagle U.S.
 Value Fund..........  1.72%   1.99%         0.97%        2.08%     2.29%     1.35%   1.62%(a)(g) 2.02%(a)(g)0.80%(a)(g)
First Eagle Gold
 Fund................ (0.43)% (0.25)%(a)(h) (1.26)%(a)(h) 0.08%       --        --    0.35%         --         --


                       Year Ended October 31, 2003
                       ---------------------------
                       Class Y   Class C   Class A
--------------------------------------------------
First Eagle Fund of
 America.............  (0.79)%   (1.55)%   (1.07)%


      Period from April 1, 2000
           to October 31,                         Year Ended March 31,
-------------------------------------    ------------------------------------------
                2000                           2000                 1999
-------------------------------------    -----------------   ----------------------
  Class A(a) Class I(a) Class C(a)(f)   Class A   Class I   Class A   Class I(a)(d)
-----------------------------------------------------------------------------------

    1.36%      1.11%      1.85%         1.32%     1.07%     1.24%      1.63%

    1.41%      1.16%      1.94%         1.34%     1.15%     1.29%      1.21%

      --         --         --            --        --        --         --
    2.59%        --         --          2.16%       --      1.64%        --


                     Year Ended October 31,
----------------------------------------------------------------
              2000                             1999
--------------------------------   -----------------------------
     Class Y   Class C   Class A   Class Y   Class C   Class A(a)(e)
----------------------------------------------------------------

       1.4%      2.2%       1.7%     1.4%      2.1%       1.6%


     Period from April 1, 2000
           to October 31,                            Year Ended March 31,
---------------------------------------   ------------------------------------------
                2000                              2000                  1999
---------------------------------------   --------------------   -------------------
   Class A(a)  Class I(a) Class C(a)(f)  Class A    Class I     Class A   Class I(a)(d)
------------------------------------------------------------------------------------

       2.78%      3.03%       1.11%      2.66%      2.87%      2.74%      2.42%

       2.23%      2.48%      (0.06)%     2.10%      2.14%      2.22%      1.79%

         --         --          --         --         --         --         --

       2.89%        --          --       2.24%        --       1.99%        --

                         USEFUL SHAREHOLDER INFORMATION

How to Obtain Our Shareholder Reports

We will send you copies of our Annual and Semi-annual Reports on a regular basis once you become a shareholder. The Annual Reports contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. They also contain audited financial statements by the Funds' independent accountants.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information (SAI), which is referenced in this prospectus, is available to you without charge from us. You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.gov. You also may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at (202) 942-8090.

How to Reach First Eagle Funds

You can send all requests for information or transactions to:

First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324
You can contact us by telephone at (800) 334-2143.

You can also reach us for any reason by visiting our website at:
www.firsteaglefunds.com

Distributor

First Eagle Funds Distributors, a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser

Arnhold and S. Bleichroeder Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105




Investment Company Act File Number: 811-07762